BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BlackRock California Municipal Opportunities Fund

Investor A1 and Investor C1 Shares

(the “Fund”)

Supplement dated September 28, 2016

to the Prospectus dated September 28, 2016

Until October 1, 2016, the fee table in the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock California Municipal Opportunities Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

Shareholder Fees (fees paid directly from your investment)	Investor A1 Shares	Investor C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None [1]	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [2]	None [3]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A1 Shares	Investor C1 Shares
Management Fee[4]	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.10%	0.60%
Other Expenses	0.15%	0.16%
Interest Expense	0.04%	0.04%
Miscellaneous Other Expenses	0.11%	0.12%
Total Annual Fund Operating Expenses	0.79%	1.30%

[1]	Investor A1 Shares are subject to a maximum sales charge on purchases of 4.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases by certain employer sponsored retirement plans and fee based programs that have been previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

[2]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A1 Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[3]	A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 48, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the BlackRock California Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Until October 1, 2016, the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock California Municipal Opportunities Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$81	$252	$439	$978
Investor C1 Shares	$132	$412	$713	$1,568

Shareholders should retain this Supplement for future reference.